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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 20, 2003
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                           INTERNATIONAL PAPER COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)
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
            New York                             1-3157                       13-0872805
 ------------------------------     -------------------------------------    -------------------
(State or other jurisdiction                  (Commission                     (IRS Employer
   of incorporation)                          File Number)                  Identification No.)

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               400 Atlantic Street, Stamford, Connecticut        06921
               ------------------------------------------      ---------
               (Address of principal executive offices)         (Zip Code)


                                  203-541-8000
                                  ------------
              (Registrant's telephone number, including area code)




            ---------------------------------------------------------
          (Former name or former address, if changed since last report)


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


Item 1.           Changes in Control of Registrant.

                  N/A

Item 2.           Acquisition or Disposition of Assets.

                  N/A

Item 3.           Bankruptcy or Receivership.

                  N/A

Item 4.           Changes in Registrant's Certifying Accountant.

                  N/A

Item 5.           Other Events and Regulation FD Disclosure.

                  Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of International Paper Company dated February 20, 2003, announcing the promotion of John V. Faraci, executive vice president and chief financial officer, to president of the Company. Mr. Faraci has also been elected to the Board of Directors of the Company, and he will continue to serve as chief financial officer until a successor is named.

Item 6.           Resignations of Registrant's Directors.

                  N/A

Item 7.           Financial Statements and Exhibits.

                  (99) Press Release issued by International Paper Company dated February 20, 2003.



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Item 8.           Change in Fiscal Year.

                  N/A

Item 9.           Regulation FD Disclosure.

                  N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             INTERNATIONAL PAPER COMPANY
                                           ----------------------------------
                                                      (Registrant)


Date:    February 21, 2003                           By /s/ Carol M. Samalin
Stamford, Connecticut                                   --------------------
                                                        Carol M. Samalin
                                                        Assistant Secretary


                             STATEMENT OF DIFFERENCES

            The registered trademark symbol shall be expressed as...... 'r'
            The service mark symbol shall be expressed as.............. 'sm'